Employee Benefit Plan - Additional Information (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Employee Benefit Expense	$ 425,000	$ 475,000
Description of Postemployment Benefits	On May 1, 2006, the Company entered into salary continuation agreements with five key employees. Under these agreements, the key employees will receive $60,000 per year beginning on their retirement age, defined as age 65, and continuing for 15 year. During 2011, the Company entered into salary continuation agreements with two additional key employees. Under these agreements, the key employees will receive amounts ranging between $36,000 and $60,000 annually, depending on their age at retirement, commencing upon retirement and continuing for 15 years.
Employee Benefit payable	$ 1,840,000	1,643,000
Payout under agreement	$ 26,250	$ 0